Additional Cash Flow Information - Summary of Net Change in Non-cash Operating Working Capital (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Disclosure Of Information About Additional Cash Flow Information [Abstract]
Trade and other receivables	$ 145,432	$ 224,121
Inventoried supplies	8,101	6,533
Prepaid expenses	12,125	(11,648)
Trade and other payables	(154,092)	(112,375)
Increase (decrease) in working capital	$ 11,566	$ 106,631